March 2, 1999



                 LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

                               SUPPLEMENT TO
            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 1, 1998


On March 2, 1999, the Board of Directors of the Fund approved a proposal to reorganize the Fund into Lexington Goldfund, Inc. If this proposal is approved by shareholders, the Fund will transfer all of its assets and liabilities to Lexington Goldfund, Inc. in exchange for shares of Lexington Goldfund, Inc. Shareholders of the Fund will not have to pay any Federal income tax solely as a result of this reorganization. A special meeting of shareholders is scheduled for May 19, 1999 to consider this proposal.